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                                                                  EXHIBIT 10.2.1

                     WESTERN DIGITAL CORPORATION 401(k) PLAN

                                 FIRST AMENDMENT

                          EFFECTIVE AS OF JULY 1, 2002

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                                TABLE OF CONTENTS

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                                                                                                         Page
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
ARTICLE I     LIMITATIONS ON CONTRIBUTIONS..............................................................   1
    1.1       Effective Date............................................................................   1
    1.2       Maximum Annual Addition...................................................................   1

ARTICLE II    INCREASE IN COMPENSATION LIMIT............................................................   2

ARTICLE III   MODIFICATION OF TOP-HEAVY RULES...........................................................   2
    3.1       Effective Date............................................................................   2
    3.2       Determination Of Top-Heavy Status.........................................................   2
    3.3       Minimum Benefits..........................................................................   3

ARTICLE IV    DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS....................................................   3
    4.1       Effective Date............................................................................   3
    4.2       Modification Of Definition Of Eligible Retirement Plan....................................   3
    4.3       Modification of Definition of Eligible Rollover Distribution To Exclude Hardship
              Distributions.............................................................................   4
    4.4       Modification Of Definition Of Eligible Rollover Distribution To Include After-Tax
              Employee Contributions. ..................................................................   4

ARTICLE V     ROLLOVERS FROM OTHER PLANS................................................................   4

ARTICLE VI    REPEAL OF MULTIPLE USE TEST...............................................................   4

ARTICLE VII   CATCH-UP CONTRIBUTIONS....................................................................   5
    Section 7.1    Definition...........................................................................   5
    Section 7.2    Catch-Up Contributions...............................................................   5

ARTICLE VIII  SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION.........................................   5

ARTICLE IX    DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT...............................................   6
    9.1       Effective Date............................................................................   6
    9.2       New Distributable Event...................................................................   6

ARTICLE X     PARTICIPANT CONTRIBUTION AMOUNTS..........................................................   6

ARTICLE XI    BASIC MATCHING CONTRIBUTION...............................................................   6

ARTICLE XII   MINIMUM DISTRIBUTION REQUIREMENTS.........................................................   7

ARTICLE XIII   DEEMED CODE SECTION 415 COMPENSATION.....................................................  12
    13.1      Effective Date............................................................................  12

ARTICLE XIV   NO OTHER MODIFICATIONS....................................................................  12
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                                       -i-

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                                 FIRST AMENDMENT

                                    PREAMBLE

         1. ADOPTION AND EFFECTIVE DATE OF AMENDMENT. This Amendment to the Western Digital Corporation 401(k) Plan (the "Plan") is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") and various other changes to the Plan. This Amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this Amendment shall be effective as of July 1, 2002.

         2. SUPERSESSION OF INCONSISTENT PROVISIONS. This Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this Amendment.

         3. DEFINED TERMS. Wherever used in this Amendment, terms identified by initial capitalization shall have the meanings indicated in the Plan unless a different meaning is plainly required by the context. The singular shall include the plural, unless the context indicates otherwise. Headings are used for convenience of reference only, and in case of conflict, the text of the Amendment, rather than such headings, shall control.

                                    ARTICLE I

                          LIMITATIONS ON CONTRIBUTIONS

         1.1 EFFECTIVE DATE. This Article shall be effective for Limitation Years beginning after December 31, 2001.

         1.2 MAXIMUM ANNUAL ADDITION. Section 15.1 of the Plan is amended in its entirety as follows:

                  "15.1     GENERAL RULE. Except to the extent permitted under
         Article 19 and Code Section 414(v), the total Annual Additions under this Plan to a Participant's Plan Accounts for any Plan Year shall not exceed the lesser:

                            (a) Forty Thousand Dollars ($40,000), as adjusted pursuant to Code Section 415(c) or

                            (b) One hundred percent (100%) percent of the Participant's total Compensation from the Employer and any Affiliated Companies for the year."

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                                   ARTICLE II

                         INCREASE IN COMPENSATION LIMIT

         Section 2.8.6.1 of the Plan is revised in its entirety as follows:

                  "2.8.6.1 For any Plan Year that begins on or after July 1, 2002 such limit shall be $200,000, as that amount is adjusted in accordance with Section 401(a)(17)(B) of the Code."

                                   ARTICLE III

                         MODIFICATION OF TOP-HEAVY RULES

         3.1 EFFECTIVE DATE. This Article shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This Article amends Article 19 of the Plan.

         3.2      DETERMINATION OF TOP-HEAVY STATUS.

         Section 19.2.1 of the Plan is revised in its entirety as follows:

                  "19.2.1   Key Employee. Key Employee means any Employee or
         former Employee (including any deceased Employee) who, at any time during the Plan Year that includes the Determination Date, was an officer of the Employer having annual Compensation greater than One Hundred Thirty Thousand Dollars ($130,000) (as adjusted under Code
         Section 416(i)(1) for Plan Years beginning after December 31, 2002), a five percent (5%) owner of the Employer, or a one percent (1%) owner of the Employer having annual Compensation of more than One Hundred Fifty Thousand Dollars ($150,000). The determination of who is a Key Employee will be made in accordance with Code Section 416(i)(1) and the applicable Income Tax Regulations and other guidance of general applicability issued thereunder."

         Section 19.3.1 of the Plan is revised by adding the following new subsection 19.3.1.5 at the end thereof:

                  "19.3.1.5 Determination Of Present Values And Amounts. Effective for Plan Years beginning after December 31, 2001, this
         Section 19.3.1.5 shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the Determination Date.

                            (i) Distributions During Year Ending On The Determination Date. The Account balances of an Employee as of the

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                  Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the one (1)-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or Disability, this provision shall be applied by substituting "five (5)-year period" for "one (1)-year period."

                            (ii) Employees Not Performing Services During Year Ending On The Determination Date. The Accounts of any individual who has not performed services for the Employer during the one (1)-year period ending on the Determination Date shall not be taken into account."

         3.3 MINIMUM BENEFITS. Section 19.4 of the Plan is revised by adding the following new subsection 19.4.6 at the end thereof:

                  "19.4.6   Matching Contributions shall be taken into account
         for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Contributions under the Plan, or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Contributions that are used to satisfy the minimum contribution requirements shall be treated as Matching Contributions for purposes of the ACP Test and other requirements of Code Section 401(m)."

                                   ARTICLE IV

                     DIRECT ROLLOVERS OF PLAN DISTRIBUTIONS

         4.1 EFFECTIVE DATE. This Article shall apply to distributions made after December 31, 2001.

         4.2      MODIFICATION OF DEFINITION OF ELIGIBLE RETIREMENT PLAN.
Section 9.13.3 of the Plan is revised by adding the following at the end thereof:

                  "For purposes of the direct rollover provisions in Section
         9.13 of the Plan, an eligible retirement plan shall also mean an annuity contract described in Code Section 403(b) and an eligible plan under Code Section 457(b) which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of eligible retirement plan shall also apply in the case of a distribution to a surviving Spouse, or to a Spouse or former Spouse who is the Alternate Payee under a qualified domestic relations order, as defined in Code Section 414(p)."

                                       -3-

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         4.3      MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION
TO EXCLUDE HARDSHIP DISTRIBUTIONS. Section 9.13.3 of the Plan is revised by adding the following at the end thereof:

                  "For purposes of the direct rollover provisions in Section
         9.13 of the Plan, any amount that is distributed on account of hardship shall not be an eligible rollover distribution and the distributee may not elect to have any portion of such a distribution paid directly to an eligible retirement plan."

         4.4 MODIFICATION OF DEFINITION OF ELIGIBLE ROLLOVER DISTRIBUTION TO INCLUDE AFTER-TAX EMPLOYEE CONTRIBUTIONS. Section 9.13.3 of the Plan is revised by adding the following at the end thereof:

                  "For purposes of the direct rollover provisions in Section
         9.13 of the Plan, a portion of a distribution shall not fail to be an eligible rollover distribution merely because the portion consists of After-Tax Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section 401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible."

                                    ARTICLE V

                           ROLLOVERS FROM OTHER PLANS

         Section 4.8. of the Plan is amended effective as of January 1, 2002 by adding the following at the end thereof:

                  "The Plan will accept Participant rollover contributions and/or direct rollovers of distributions made after December 31, 2001 solely from a qualified plan described in Code Section 401(a), excluding after-tax employee contributions."

                                   ARTICLE VI

                           REPEAL OF MULTIPLE USE TEST

         Section 4.4.1.2 and Section 5.9.1.2 of the Plan are each amended by adding the following at the end thereof:

                  "Notwithstanding any other provision of the Plan to the contrary, the multiple use test described in Treasury Regulation
         Section 1.401(m)-2 and Sections 4.4.1.2 and 5.9.1.2 of the Plan shall not apply for Plan Years beginning after December 31, 2001."

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                                   ARTICLE VII

                             CATCH-UP CONTRIBUTIONS

         SECTION 7.1 DEFINITION. A new definition is added to the Plan as follows:

                  "CATCH-UP CONTRIBUTIONS. "Catch-up Contributions shall mean the Pre-Tax Contributions that are made pursuant to Section 4.10 of the Plan. Such Catch-up Contributions are not eligible to be matched by any Matching Contributions."

         SECTION 7.2 CATCH-UP CONTRIBUTIONS. A new Section 4.10 is added to the Plan as follows:

                  "4.10     CATCH-UP CONTRIBUTIONS. Effective as of September 1,
         2002, all Employees who are eligible to make Pre-Tax Contributions under this Plan and who have attained age fifty (50) before the close of the Plan Year shall be eligible to make Catch-up Contributions in accordance with, and subject to the limitations of, Code Section 414(v). The Committee shall establish procedures relating to Catch-Up Contributions, including any Compensation deferral limits. Catch-up Contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Section 401(a)(4), 401(k)(3), 401(k)(11), 401(k)(12), 410(b) or
         416, as applicable, by reason of the making of such Catch-up Contributions. Catch-up Contributions shall not be eligible for any Matching Contributions under the Plan. Pre-Tax Contributions that exceed the Code Section 402(g) limit and are eligible to be treated as Catch-up Contributions shall be re-characterized as Catch-up Contributions pursuant to Code Section 414(v). Any such recharacterization shall be deemed to occur first from Pre-Tax Contributions that are not associated with any Matching Contributions."

                                  ARTICLE VIII

                SUSPENSION PERIOD FOLLOWING HARDSHIP DISTRIBUTION

         Section 9.7 of the Plan is amended by adding a new subsection 9.7.9 as follows:

                  "A Participant who receives a distribution on account of hardship after December 31, 2002, shall be prohibited from making Pre-Tax Contributions or After-Tax Contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the hardship distribution."

                                       -5-

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                                   ARTICLE IX

                   DISTRIBUTION UPON SEVERANCE FROM EMPLOYMENT

         9.1 EFFECTIVE DATE. This Article shall apply for distributions and severances from employment occurring after December 31, 2001 regardless of when the severance from employment occurred.

         9.2 NEW DISTRIBUTABLE EVENT. Section 2.35 of the Plan is amended by adding the following at the end thereof:

                  "A Participant's Pre-Tax Contribution, qualified nonelective contributions, qualified matching contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. However, such a distribution shall be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation form service before such amounts may be distributed."

                                    ARTICLE X

                        PARTICIPANT CONTRIBUTION AMOUNTS

         Effective September 1, 2002, Section 4.2.1 of the Plan is amended in its entirety to read as follows:

                  "4.2.1    Pre-Tax Contributions. The amount of an Active
         Participant's Pre-Tax Contributions shall be in whole percentage amounts from one percent (1%) to thirty percent (30%) of the Active Participant's Compensation for each payroll period for which his election to make Pre-Tax Contributions is in effect. Such maximum percentage shall, however, be reduced by the amount of After-Tax Contributions contributed by such Active Participant, in accordance with such rules as the Committee may prescribe."

                                   ARTICLE XI

                           BASIC MATCHING CONTRIBUTION

         Effective January 1, 2003, Section 5.3.1 of the Plan shall be amended in its entirety to read as follows:

                  "5.3.1    As of the last day of a contribution cycle (as such
         term is defined in 5.3.4 below), the Employer shall make a Basic Matching Contribution on

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         behalf of each "Eligible Participant" as defined in Subsection 5.3.3 below, who is an Eligible Employee of such Employer. A Basic Matching Contribution on behalf of an Eligible Participant under this Section
         5.3 shall be in an amount equal to fifty percent (50%) of the Eligible Participant's Pre-Tax Contributions for the contribution cycle, not to exceed a maximum aggregate Basic Matching Contribution of $2,000 for any calendar year."

                                   ARTICLE XII

                        MINIMUM DISTRIBUTION REQUIREMENTS

         Article 9 of the Plan is revised by adding a new Section 9.14 to the Plan as follows:

                  "9.14     MINIMUM DISTRIBUTION REQUIREMENTS

                  9.14.1    GENERAL RULES.

                            (a) Effective Date. The provisions of this article will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                            (b) Precedence. The requirements of this article will take precedence over any inconsistent provisions of the Plan.

                            (c) Requirements of Treasury Regulations Incorporated. All distributions required under this article will be determined and made in accordance with the Treasury regulations under section 401(a)(9) of the Internal Revenue Code.

                            (d)      TEFRA Section 242(b)(2) Elections.
                  Notwithstanding the other provisions of this article, distributions may be made under a designation made before January 1, 1984, in accordance with section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to section 242(b)(2) of TEFRA.

                  9.14.2    TIME AND MANNER OF DISTRIBUTION

                            (a) Required Beginning Date. The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's "required beginning date."

                            (b) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

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                                    (i)      If the Participant's surviving
                            Spouse is the Participant's sole designated beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

                                    (ii)     If the Participant's surviving
                            Spouse is not the Participant's sole designated beneficiary, then, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                                    (iii)    If there is no designated
                            beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                    (iv)     If the Participant's surviving
                            Spouse is the Participant's sole designated beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this section 9.14.2(b), other than section 9.14.2(b)(i), will apply as if the surviving Spouse were the Participant.

                  For purposes of this section 9.14.2(b) and Section 9.14.4, unless section 9.14.2(b)(iv) applies, distributions are considered to begin on the Participant's required beginning date. If section 9.14.2(b)(iv) applies, distributions are considered to begin on the date distributions are required to begin to the surviving Spouse under section 9.14.2(b)(i). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving Spouse before the date distributions are required to begin to the surviving Spouse under section 9.14.2(b)(i), the date distributions are considered to begin is the date distributions actually commence.

                            (c)      Forms of Distribution. Unless the
                  Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with sections 9.14.3 and 9.14.4 of this article. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of section 401(a)(9) of the Code and the Treasury regulations.

                  9.14.3 REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME.

                            (a) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

                                    (i)      the quotient obtained by dividing
                            the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

                                    (ii)     if the Participant's sole
                            designated beneficiary for the distribution calendar year is the Participant's Spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and Spouse's attained ages as of the Participant's and Spouse's birthdays in the distribution calendar year.

                            (b) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this section 9.14.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

                  9.14.4    REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S
                  DEATH

                            (a)      Death On or After Date Distributions Begin.

                                    (i)      Participant Survived by Designated
                            Beneficiary. If the Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

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

                                             (1)      The Participant's
                                    remaining life expectancy is calculated
                                    using the age of the Participant in the year of death, reduced by one for each subsequent year.

                                             (2)      If the Participant's
                                    surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving Spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving Spouse's age as of the Spouse's birthday in that year. For distribution calendar years after the year of the surviving Spouse's death, the remaining life expectancy of the surviving Spouse is calculated using the age of the surviving Spouse as of the Spouse's birthday in the calendar year of the Spouse's death, reduced by one for each subsequent calendar year.

                                             (3)      If the Participant's
                                    surviving Spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

                                    (ii)     No Designated Beneficiary. If the
                            Participant dies on or after the date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                            (b)       Death Before Date Distributions Begin.

                                    (i)Participant Survived by Designated
                            Beneficiary. Except as provided in the adoption agreement, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in section 9.14.4(a).

                                    (ii)No Designated Beneficiary. If the
                            Participant dies before the date distributions begin and there is no designated

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

                            beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                                    (iii)Death of Surviving Spouse Before
                            Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving Spouse under section 9.14.2(b)(i), this section 9.14.4(b) will apply as if the surviving Spouse were the Participant.

                  9.14.5    DEFINITIONS.

                            (a) Designated beneficiary. The individual who is designated as the beneficiary under section 9.9 of the Plan and is the designated beneficiary under section 401(a)(9) of the Internal Revenue Code and section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                            (b) Distribution calendar year. A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under section 9.14.2(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

                            (c) Life expectancy. Life expectancy as computed by use of the Single Life Table in section 1.401(a)(9)-9 of the Treasury regulations.

                            (d) Participant's account balance. The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

                            (e) Required beginning date. The date specified in section 9.1.3 of the Plan."

                                  ARTICLE XIII

                                  COMPENSATION

                  13.1 COMPENSATION. Section 2.8.3.3 is amended in its entirety as follows:

                  "any amounts paid that are non-regularly scheduled items of compensation (for example, starting bonus, finder's fee, or other special bonuses),"

                  13.2 DEEMED 415 COMPENSATION. Effective for Plan years and limitation years beginning on and after January 1, 1998, Section
         2.8.5 is amended by adding the following at the end thereof:

                            "For purposes of the definition of Compensation
                  under this Section 2.8.5, amounts included hereunder pursuant to Code Section 125 include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Code Section 125 only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan."

                                   ARTICLE XIV

                             NO OTHER MODIFICATIONS

         Except as otherwise provided in this Amendment, the provisions of the Plan shall remain unchanged.

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

         IN WITNESS WHEREOF, in order to record the adoption of this Amendment, WESTERN DIGITAL CORPORATION has caused this instrument to be executed by its duly authorized officer this 9th day of October, 2002.

                            WESTERN DIGITAL CORPORATION

                            By:  /s/ Raymond M Bukaty
                                -----------------------

                            Name:  Raymond M. Bukaty

                            Title: Vice President, General Counsel and
                                    Secretary

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